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                                                                   EXHIBIT F-1



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                  REWRITTEN INDEMNITY REINSURANCE AGREEMENT

                                 by and between

                           PEERLESS INSURANCE COMPANY

                                       and

                           ONEBEACON INSURANCE COMPANY




                          Dated as of November 1, 2001


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I. DEFINITIONS.......................................................1

ARTICLE II. COVERAGE.........................................................1

ARTICLE III. GENERAL PROVISIONS..............................................2

ARTICLE IV. REINSURANCE PREMIUMS, CEDING COMMISSION, RECOVERIES AND
                  COMMUTATIONS...............................................2

ARTICLE V. REPORTS, REMITTANCES AND FINANCIAL MONITORING.....................4

ARTICLE VI. DURATION AND TERMINATION.........................................5

ARTICLE VII. INSOLVENCY......................................................5

ARTICLE VIII. DISPUTE RESOLUTION.............................................6

ARTICLE IX. REINSURANCE CREDIT, REINSURANCE SECURITY.........................7

ARTICLE X. MISCELLANEOUS PROVISIONS..........................................8


                                    EXHIBITS

Exhibit A     Glossary of Terms

Exhibit B     Form of Monthly Report


                                    SCHEDULES

Schedule 2.1   Ceded External Reinsurance Arrangements


                                      -i-
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                  REWRITTEN INDEMNITY REINSURANCE AGREEMENT


      This REWRITTEN INDEMNITY REINSURANCE AGREEMENT, dated as of November 1, 2001 (this "Agreement"), is entered into by and between Peerless Insurance Company, a stock insurance company organized under the laws of the State of New Hampshire ("Peerless") and OneBeacon Insurance Company, a stock insurance company organized under the laws of the Commonwealth of Pennsylvania ("OBIC").

                             W I T N E S S E T H

      WHEREAS, the Master Agreement, dated as of October 30, 2001 by and among White Mountains Insurance Group, Ltd., OneBeacon Corporation and Liberty Mutual Insurance Company contemplates the execution and delivery of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.1 DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Glossary of Terms, attached as Exhibit A to this Agreement and incorporated herein.


                                   ARTICLE II.

                                    COVERAGE

      Section 2.1 COVERAGE. From and after the Effective Date, Peerless agrees to (i) cede to OBIC, and OBIC agrees to accept: (a) 67% of the Reinsured Liabilities incurred under the RAM Rewritten Policies which have policy periods that become effective during Year 1 and (b) 33% of the Reinsured Liabilities incurred under the RAM Rewritten Policies which have policy periods that become effective during Year 2; and (ii) retrocede to OBIC, and OBIC agrees to accept:
(a) 67% of the Reinsured Liabilities incurred under the Peerless Retroceded Policies which have policy periods that become effective during Year 1 and (b) 33% of the Reinsured Liabilities incurred under the Peerless Retroceded Policies which have policy periods that become effective during Year 2; in each case, net of all reinsurance recoverables with respect to such Reinsured Liabilities incurred under (A) the ceded external reinsurance arrangements described on
SCHEDULE 2.1 and (B) any other ceded external reinsurance arrangements entered into by Peerless which become effective on or after the Effective Date, whether or not actually collected or collectible (collectively, the "Ceded External Reinsurance Arrangements"), in each case, that have not been commuted.

      Section 2.2 TERRITORY. The territorial limits of this Agreement shall apply wherever the RAM Rewritten Policies and the Peerless Retroceded Policies apply.


                                  ARTICLE III.

                               GENERAL PROVISIONS

      Section 3.1 INSPECTION. The parties to this Agreement or their designated representatives may inspect, at the offices of Peerless, OBIC, any RAM Group Company or any OneBeacon Insurer where such records are located, any and all books, records or documents relating to the RAM Rewritten Policies and the Peerless Retroceded Policies including, without limitation, any information necessary for OBIC to audit, on a monthly basis, the report furnished each month pursuant to Section 5.1 to ensure that only premiums and Reinsured Liabilities incurred under the RAM Rewritten Policies and Peerless Retroceded Policies relating to the Business are ceded to OBIC under this Agreement during normal business hours and upon reasonable prior notice for such period as this Agreement is in effect or for as long thereafter as any rights or obligations of any party survives; PROVIDED, that a representative from the other party shall have the right to be present during such inspection. The information obtained pursuant to this provision shall be used only for purposes relating to reinsurance under this Agreement.

      Section 3.2 COMMUTATIONS. Peerless covenants and agrees not to commute any Ceded External Reinsurance Arrangement with respect to the Reinsured Liabilities incurred under the RAM Rewritten Policies or the Peerless Retroceded Policies each of which have policy periods that become effective during the term of this Agreement, without the consent of OBIC.

      Section 3.3 CESSION OF RAM REWRITTEN POLICIES TO PEERLESS. Subject to receipt of receipt of regulatory approval for which application has been made, Peerless covenants and agrees that it will cause each of the RAM Group Companies to cede to Peerless 100% of the Reinsured Liabilities incurred under the RAM Rewritten Policies which have policy periods that become effective during the term of this Agreement.


                                   ARTICLE IV.

             REINSURANCE PREMIUMS, CEDING COMMISSION, RECOVERIES AND
                                  COMMUTATIONS

      Section 4.1 REINSURANCE PREMIUMS. OBIC shall be entitled to receive from Peerless a reinsurance premium equal to (a) (i) 67% of the written premium, premium adjustments and Other Income with respect to RAM Rewritten Policies which have policy periods that become effective during Year 1, less an amount equal to 67% of reinsurance premiums payable by


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Peerless under the Ceded External Reinsurance Arrangements with respect to the
RAM Rewritten Policies, and (ii) 33% of the written premium, premium adjustments and Other Income with respect to RAM Rewritten Policies which have policy periods that become effective during Year 2, less an amount equal to 33% of reinsurance premiums payable by Peerless under the Ceded External Reinsurance Arrangements with respect to the RAM Rewritten Policies; and (b) (i) 67% of the written premium, premium adjustments and Other Income with respect to Peerless Retroceded Policies under the Peerless Post-Closing Indemnity Reinsurance Agreement which have policy periods that become effective during Year 1, less an amount equal to 67% of reinsurance premiums payable by Peerless under the Ceded External Reinsurance Arrangements with respect to the Peerless Retroceded Policies, and (ii) 33% of the written premium, premium adjustments and Other Income with respect to OBIC Retroceded Policies with respect to the Peerless Retroceded Policies under the Peerless Post-Closing Indemnity Reinsurance Agreement which have policy periods that become effective during Year 2, less an amount equal to 33% of reinsurance premiums payable by Peerless under the Ceded External Reinsurance Arrangements with respect to the Peerless Retroceded Policies.

      Section 4.2 CEDING COMMISSION. Peerless shall be entitled to receive from OBIC a ceding commission equal to (i) 67% of the sum of (a) Cedent's Expenses incurred by the RAM Group Companies with respect to RAM Rewritten Policies and
(b) the ceding commission paid by Peerless under the Peerless Post-Closing Indemnity Reinsurance Agreement during Year 1 and (ii) 33% of the sum of (a) Cedent's Expenses incurred by the RAM Group Companies with respect to RAM Rewritten Policies and (b) the ceding commission paid by Peerless under the Peerless Post-Closing Indemnity Reinsurance Agreement during Year 2.

      Section 4.3 RECOVERIES. OBIC shall be entitled to receive from Peerless, and Peerless hereby assigns to OBIC, its allocated portion of salvage and subrogation received, if any, by the RAM Group Companies with respect to the RAM Rewritten Policies which have policy periods that become effective during the term of this Agreement and by Peerless under the Peerless Post-Closing Indemnity Reinsurance Agreement with respect to the Peerless Retroceded Policies which become effective during the term of this Agreement relating to Losses paid by OBIC.

      Section 4.4 COMMUTATION AMOUNTS. OBIC shall be entitled to receive from Peerless 67% of commutation amounts received by the RAM Group Companies with respect to the RAM Rewritten Policies which have policy periods that become effective during Year 1 and by Peerless with respect to the Peerless Retroceded Policies which have policy periods that become effective during Year 1 in connection with any commutation of a Ceded External Reinsurance Arrangement and 33% of such amounts with respect to the RAM Rewritten Policies and the Peerless Retroceded Policies each of which become effective during Year 2 in connection with any such commutation.

      Section 4.5 UNCOLLECTIBLE REINSURANCE. Peerless shall be entitled to receive from OBIC (i) 67% of any paid reinsurance recoverable under a Ceded External Reinsurance Arrangement with respect to the RAM Rewritten Policies and the Peerless Retroceded Policies, each of which have policy periods that become effective during Year 1, which becomes uncollectible and is charged off in accordance with statutory accounting practices and (ii) 33% of

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such paid reinsurance recoverable with respect to RAM Rewritten Policies and the
Peerless Retroceded Policies, each of which become effective during Year 2, which becomes uncollectible and is charged off in accordance with statutory accounting practices. Any recovery of a previously charged off paid reinsurance recoverable shall be paid by Peerless to OBIC. Such amounts shall be included in the monthly report delivered pursuant to Section 5.1.


                                   ARTICLE V.

                REPORTS, REMITTANCES AND FINANCIAL MONITORING

      Section 5.1 MONTHLY REPORTS. Within thirty (30) calendar days after the end of each calendar month, commencing with November 30, 2001, Peerless shall furnish to OBIC a report (i) setting forth for such calendar month in accordance with the provisions of this Agreement, the information, including, without limitation, the net balance due to either party under this Agreement, and (ii) in the format, each as set forth on Exhibit B.

      Section 5.2 PAYMENT OF AMOUNTS DUE. Any balance due to either party in accordance with the report furnished each month pursuant to Section 5.1 shall be paid each month by the other within fifteen (15) days of receipt of such report by OBIC. Any amounts owed to or by any party hereto, shall be netted against amounts owed to or by any such party in accordance with the Offset Agreement. Except as otherwise specifically provided herein, the reinsurance premium shall be remitted to OBIC on an earned basis, and Loss and Allocated Loss Adjustment Expenses shall be remitted to Peerless on a paid basis.

      Section 5.3 ADDITIONAL REPORTS AND UPDATES. For so long as this Agreement remains in effect and thereafter until all Reinsured Liabilities incurred under the RAM Rewritten Policies and the Peerless Retroceded Policies each of which have policy periods that become effective during the term of this Agreement are fully and finally settled, OBIC and Peerless shall periodically furnish to each other such other reports and information relating to the RAM Rewritten Policies and the Peerless Retroceded Policies as may be reasonably required by OBIC or Peerless, as the case may be.

      Section 5.4 FINANCIAL MONITORING. During the term of this Agreement, Peerless shall (a) on a monthly basis, provide OBIC with financial reports for the Business, and (b) on a quarterly basis, make available to OBIC (i) the chief executive officer and the chief financial officer of the Executive Committee of the RAM Group Companies to discuss business, operations and prospects of the Business and (ii) any other operating personnel reasonably requested by OBIC to discuss specifically identified topics relating to the Business.

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                                   ARTICLE VI.

                            DURATION AND TERMINATION

      Section 6.1 DURATION. Except as otherwise provided herein, this Agreement shall be continuous until terminated.

      Section 6.2 OBIC'S LIABILITY. Except as provided under Sections 6.3 and
6.4 below, OBIC's liability with respect to the Reinsured Liabilities incurred under the RAM Rewritten Policies and under the Peerless Retroceded Policies each of which have policy periods that become effective during the term of this Agreement will terminate on the date Peerless' liability with respect to such Reinsured Liabilities incurred is terminated and all obligations of OBIC hereunder are fulfilled.

      Section 6.3 TERMINATION FOR RATINGS DOWNGRADE. In the event that a RAM Group Company fails to maintain a claims paying ability rating from A.M. Best Company, Inc. of at least A-, OBIC shall have the right to terminate this Agreement within thirty (30) days following a public announcement of such event by giving written notice to Peerless setting forth a termination date which is not more than thirty (30) days following such written notice, such that OBIC shall have no liability for Reinsured Liabilities incurred under those RAM Rewritten Policies written by such RAM Group Company which have policy periods that become effective on or after such termination date, but shall continue to be liable for Reinsured Liabilities incurred under those RAM Rewritten Policies written by such RAM Group Company which have policy periods that become effective prior to such termination date.

      Section 6.4 TERMINATION FOR CHANGE OF CONTROL. In the event that there is a Change of Control of Peerless, Peerless shall give written notice to OBIC within thirty (30) days of such event. OBIC shall have the right to terminate this Agreement within thirty (30) days following such notice by Peerless by giving written notice to Peerless setting forth a termination date which is not more than thirty (30) days following such written notice by OBIC, such that OBIC shall have no liability for Reinsured Liabilities incurred under the RAM Rewritten Policies on or after such termination date, but shall continue to be liable for Reinsured Liabilities incurred under the RAM Rewritten Policies prior to such termination date.


                                  ARTICLE VII.

                                   INSOLVENCY

      Section 7.1 PAYMENTS. In the event of the insolvency of Peerless, payments due Peerless on all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by OBIC directly to Peerless or to its liquidator, receiver, or statutory successor on the basis of the liability of Peerless under the policy or policies reinsured, without diminution because of the insolvency of Peerless. It is agreed and understood, however, (i) that in the event of the insolvency of Peerless, OBIC shall be given written notice of the pendency of a claim against Peerless on a RAM Rewritten Policy or Reinsured Policy within

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reasonable time after such claim is filed in the insolvency proceeding and (ii)
that during the pendency of such claim, OBIC may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to Peerless or its liquidator, receiver or statutory successor. Nothing in this Agreement shall give any insured or any other person any rights against OBIC with respect to any RAM Rewritten Policy or OBIC Retroceded Policy reinsured hereunder or otherwise.

      Section 7.2 EXPENSES. It is further understood that any expense incurred by OBIC pursuant to Section 7.1 shall be chargeable, subject to court approval, against Peerless as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to Peerless solely as a result of the defense undertaken by OBIC.

      Section 7.3 SETOFF. In the event of the insolvency of Peerless or OBIC, any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against OBIC or Peerless, including debts or credits under the Peerless Post-Closing Indemnity Reinsurance Agreement, are deemed mutual debts or credits, as the case may be, as between OBIC and Peerless and, as between them, shall be setoff, and only the net balance shall be allowed or paid.


                                  ARTICLE VIII.

                               DISPUTE RESOLUTION

      Section 8.1 DISPUTE RESOLUTION. As a condition precedent to any right of action hereunder, if any dispute shall arise between OBIC and Peerless with reference to the interpretation or performance of this Agreement, including the formation or validity thereof, or their rights with respect to any transaction involved, whether such dispute arises before or after the termination of this Agreement, such dispute, upon the written request of either party, shall be submitted for resolution by arbitration. Within 30 days after receipt of such written request, each party shall select one arbitrator (for a total of two), and such selected arbitrators shall select a third arbitrator within 60 days after receipt of such written request for arbitration. If either party fails to select an arbitrator within such time period, the arbitrator that was timely selected by the other party shall serve as the sole arbitrator. If the two arbitrators fail to agree upon the selection of a third arbitrator within the time limit allowed, the third arbitrator shall be selected by the two arbitrators from a panel of five arbitrators proposed by the American Arbitration Association or, if the two arbitrators fail to agree upon a selection within 10 days, the third arbitrator shall be selected in accordance with the rules of the American Arbitration Association. All arbitrators shall be active or retired disinterested officers of a property and casualty insurance or reinsurance company. No arbitrator shall be or have been affiliated with or employed by any party hereto or their respective Affiliates.

      The arbitrators shall interpret this Agreement as an honorable engagement and not merely as a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law and they shall make their award with a view to effecting the general purpose of this Agreement in a reasonable manner rather than in accordance with a literal

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interpretation of the language. The arbitration shall occur in Boston,
Massachusetts or a mutually acceptable location. The arbitrators shall make their determination within 60 days after the appointment of the last arbitrator.

      The decision of any two arbitrators, or of the sole arbitrator in the event of untimely appointment, when filed with the parties hereto, shall be final and binding on both parties and need not be in writing; PROVIDED that the amount of the award, if any, shall be in writing by the arbitrator or arbitrators as the case may be. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The final judgment of the arbitrators, and any award rendered thereon, shall not be subject to appeal.

      Unless otherwise provided in the arbitration award, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration. If the panel consists of only one arbitrator due to the failure of one party to timely appoint an arbitrator, the party that appointed such arbitrator shall be responsible for the fees and expenses of such arbitrator.


                                   ARTICLE IX.

                    REINSURANCE CREDIT, REINSURANCE SECURITY

      Section 9.1 REINSURANCE CREDIT. Notwithstanding any other provision of this Agreement to the contrary, if OBIC is or at any time becomes unauthorized or unaccredited in any applicable state or the District of Columbia or any other jurisdiction where authorization or accreditation is required by insurance regulatory authorities in order for Peerless to obtain credit on its statutory annual statements for the reinsurance being provided under this Agreement, then OBIC shall establish, on behalf of and at the request of Peerless, a trust account which complies in all respects with the requirements of Section 114 of the Regulations of the New York Insurance Department (or such other escrow accounts, trust accounts, letters of credit, premiums withheld or similar funds as may be required by applicable law) in order to permit Peerless to obtain credit for such reinsurance in such jurisdiction. Peerless shall have the option of requesting such other escrow accounts, trust accounts, letters of credit, premiums withheld by Peerless, similar funds or a combination thereof as may be accepted by OBIC, such acceptance not to be unreasonably withheld.

      Section 9.2 REINSURANCE SECURITY. Notwithstanding any provision of this Agreement to the contrary, if OBIC fails to maintain a claims paying ability rating from A.M. Best Company, Inc. ("A.M. Best") of at least A-, OBIC shall, within thirty (30) days of the public announcement by A.M. Best, fully collateralize all of its outstanding reinsurance obligations to Peerless under this Agreement. OBIC shall be released from its obligation to collateralize its outstanding obligations to Peerless under this Section 9.2 in the event that OBIC shall thereafter maintain a claims paying ability rating from A.M. Best of at least A-; PROVIDED, that OBIC shall continue to have the obligation to collateralize its outstanding reinsurance obligations pursuant to this Section
9.2 in the event that OBIC fails thereafter to maintain a claims paying ability rating from A.M. Best of at least A-. Such collateralization shall be by a trust account which complies


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in all respects with the requirements of Section 114 of the Regulations of the
New York Insurance Department or any other method requested by Peerless which is reasonably acceptable to OBIC.

      Section 9.3 NOTICES. OBIC shall promptly notify Peerless of (i) any loss of license, authorization or accreditation, or change of condition of OBIC which, in the reasonable judgment of OBIC may affect the ability of Peerless to obtain credit for reinsurance hereunder, or (ii) any downgrade or reasonably anticipated downgrade of its claims paying ability rating from A.M. Best.


                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

      Section 10.1 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

      Section 10.2 EXHIBITS AND SCHEDULES. Any Exhibits and Schedules to this Agreement that are specifically referred to herein are a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections, subsections, paragraphs, subparagraphs, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

      Section 10.3 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed) with a duplicate copy sent by overnight courier (providing proof of delivery), or sent by overnight courier (providing proof of delivery) to the parties at the following address:

      If to OBIC:

            OneBeacon Insurance Company
            c/o
            OneBeacon Corporation
            One Beacon Street
            Boston, Massachusetts  02108
            Attention:  General Counsel
            Facsimile:  (617) 725-7177


      If to Peerless:

            Peerless Insurance Company


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            c/o Liberty Mutual Insurance Company
            175 Berkeley Street
            Boston, Massachusetts  02117
            Attention:  General Counsel
            Facsimile:  (617) 574-5805

      Any party may, by notice given in accordance with this Section 10.3 to the other parties, designate another address or person for receipt of notices hereunder provided that notice of such a change shall be effective upon receipt.

      Section 10.4 BINDING EFFECT; ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of Peerless and OBIC and their respective successors, assigns and legal representatives. Neither this Agreement, nor any rights, interests or obligations hereunder, may be assigned, in whole or in part, by any party without the prior written consent of the other party and any such assignment that is not consented to shall be null and void. It being understood for the avoidance of doubt that in the event that a party shall merge or consolidate with another Person or enter into a business combination with another Person, such merger, consolidation or business combination shall not be deemed to be an assignment and, accordingly, no consent of any Person shall be required hereunder.

      Section 10.5 EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

      Section 10.6 WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of OBIC and Peerless or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

      Section 10.7 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED AS TO FORMATION, PERFORMANCE, INTERPRETATION AND ENFORCEMENT BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES.

      Section 10.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth or contemplated.


                                       9
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      Section 10.9 NEGOTIATED AGREEMENT. This Agreement has been negotiated by the parties and the fact that the initial and final draft have been prepared by either party or an intermediary will not give rise to any presumption for or against any party to this Agreement or be used in any respect or forum in the construction or interpretation of this Agreement or any of its provisions.

      Section 10.10 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, OneBeacon and Peerless direct that such court interpret and apply the remainder of this Agreement in the manner that it determines most closely effectuates their intent in entering into this Agreement, and in doing so particularly take into account the relative importance of the term, provision, covenant or restriction being held invalid, void or unenforceable.

      Section 10.11 INTERPRETATION. Whenever the words "include," "includes," or "including," are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      Section 10.12 ERRORS AND OMISSIONS. Any inadvertent delay, error or omission will not be held to relieve either party hereto from any liability that would attach to it hereunder if such delay, error or omission had not been made, providing such error or omission is rectified promptly upon discovery.

      Section 10.13 CURRENCY. All payments made in accordance with the terms of this Agreement shall be in the currency of the United States.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives intending thereby to be legally bound.


                              PEERLESS INSURANCE COMPANY


                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:


                              ONEBEACON INSURANCE COMPANY


                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:

                                    EXHIBIT A

                                GLOSSARY OF TERMS



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                                    EXHIBIT B

                             FORM OF MONTHLY REPORT



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                                  SCHEDULE 2.1



                   CEDED EXTERNAL REINSURANCE ARRANGEMENTS

                                      None.